Allstate Life Insurance Company
Allstate Life Variable Life Separate Account A

Supplement, dated April 26, 2019, to
the Morgan Stanley Variable Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life contracts issued by Allstate Life Insurance Company.

Invesco will acquire all OppenheimerFunds. The following funds will change their names as outlined below. Please note that we will change the name of the corresponding sub-account offered through your Policy accordingly.

On or about May 27, 2019

Old Fund Name	New Fund Name
Oppenheimer Capital Appreciation Fund/VA	Invesco Oppenheimer VI Capital Appreciation Fund - Series I
Oppenheimer Discovery Mid-Cap Growth Fund/VA	Invesco Oppenheimer VI Discovery Mid Cap Growth Fund - Series I
Oppenheimer Global Fund/VA	Invesco Oppenheimer VI Global Fund - Series I
Oppenheimer Global Strategic Income Fund/VA	Invesco Oppenheimer VI Global Strategic Income Fund - Series I
Oppenheimer Main Street Fund®/VA	Invesco Oppenheimer VI Main Street Fund® - Series I

If you have any questions regarding these changes, please contact your financial representative or call our Customer Service Center at 1-800-822-8773.

Please keep this supplement for future reference together with your prospectus.